UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): March 21, 2007

HYDRON TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

New York	0-6333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4400 34th Street N, Suite F,

Saint Petersburg, Florida 33714

(Address of principal executive offices)

(727) 342-5050

(Registrant’s telephone number, including area code)

Copy to:

Robert C. Brighton, Jr., Esq.

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL 33301

Phone: (954) 527-2473

Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; and

Item 3.02 Unregistered Sales of Equity Securities.

On March 21, 2007, Hydron Technologies, Inc., a New York corporation (the “Company”), offered (“Offering”) and sold 500,000 units (“Units”) comprised of one (1) share (“Share”) of its Common Stock and one (1) warrant (“Warrant”) for the purchase of one (1) share of Common Stock for a total gross purchase price of $50,000 to Ronald J. Saul, a director of the Company, and his spouse jointly.

After issuance of the Shares sold in the Offering, the Company has a total of 16,115,336 shares of Common Stock outstanding plus an additional 8,643,000 shares of Common Stock issuable upon the exercise of options and warrants (including the Warrants). Accordingly, the issuance of Units will increase the number of shares of Common Stock by approximately 3.2% and the fully-diluted number of shares of Common Stock by 4.0%.

Following the closing of the Offering, Mr. Saul beneficially owns 4,489,540 shares of Common Stock, comprised of 2,514,540 shares held directly by him and his immediate family members and 1,975,000 shares of Common Stock issuable upon the exercise of options and common stock purchase warrants (including the Warrants), representing beneficial ownership of 24.8% of the Common Stock.

Under the terms of the Offering, the Company has agreed that in the event that the Company shall grant “piggy back” registration rights to any other party to cause the Company’s Common Stock or any security exercisable or exchangeable for, or convertible into, shares of Common Stock to be included in a registration statement filed by the Company for sale by any selling shareholder or by the Company, the Company will grant the holders of the Shares and Warrants similar registration rights.

Each purchaser of Units is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued the Shares and the Warrants without registration under the Securities Act in reliance on the exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act, as well as preemption from applicable state registration requirements under Section 18(a) of the Securities Act.

The Company intends to use the proceeds of the Offering to pay current obligations of the Company. The balance, if any, will be used for working capital and general corporate purposes, including funding ongoing operations.

Item 9.01 Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits

Please see the Exhibit Index following the Signature Page for the Exhibits included with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRON TECHNOLOGIES, INC.

	BY:	/s/ DAVID POLLOCK
David Pollock Chief Executive Officer
Dated: March 26, 2007

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Subscription Agreement dated March 21, 2007 between Hydron Technologies and Ronald J. Saul and Antonette G. Saul, jointly

10.2	Common Stock Purchase Warrant dated March 21, 2007 in favor of Ronald J. Saul and Antonette G. Saul, jointly